Exhibit 10(s)


                          INDEMNIFICATION AGREEMENT

      This Indemnification Agreement (the "Agreement"), made as of November 6, 1999, by and between FPIC INSURANCE GROUP, INC., a Florida corporation (the "Company"), and KURT J. CETIN, a director and/or officer of the Company (the "Indemnitee").

                         W I T N E S S E T H T H A T:

      WHEREAS, the Company desires to retain and attract as directors and officers the most capable persons available; and

      WHEREAS, the Company and Indemnitee recognize that Indemnitee is unable to acquire adequate or reliable advance knowledge or guidance with respect to the legal risks and potential civil liabilities to which he may become personally exposed as a result of performing his duties in good faith for the Company; and

      WHEREAS, the Company and Indemnitee recognize that the cost of defending against such lawsuits, whether or not meritorious, is typically beyond the financial resources of most individuals; and

      WHEREAS, the Articles of Incorporation and Bylaws of the Company permit the Company to indemnify its officers and directors to the fullest extent permitted by law; and

      WHEREAS, Section 607.0850 of the Florida Statutes sets forth certain provisions relating to the indemnification of officers and directors of a Florida corporation by such corporation; and

      WHEREAS, the Company desires to have Indemnitee continue to serve as an officer and/or director of the Company free from any undue concern, from unpredictable, inappropriate or unreasonable civil risks and personal civil liabilities, by reason of acting in good faith in the performance of his duties to the Company and Indemnitee desires to continue to serve as an officer and/or director of the Company; provided, on the express condition, that he is furnished with the indemnity set forth herein;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements below and based on the premises set forth above, the Company and Indemnitee do hereby agree as follows:

      1.    Definitions.  As used in the Agreement:

      (a) The term "Proceeding" shall include any threatened, pending or completed action, suit or proceeding, whether brought in the name of the Company or otherwise and whether of civil, administrative or investigative nature, including, but not limited to, actions, suits, or proceedings brought under and/or predicated upon the Securities Act of 1933, as amended, and/or the Securities Exchange Act of 1934, as amended, and/or their respective state counterparts and/or any rule or regulation promulgated thereunder, in which Indemnitee may be or may have been involved as a party or otherwise, by reason of any action taken by him or any inaction on his part while acting as such director and/or officer or by reason of the fact that he is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, whether or not he is serving in such capacity at the time any liability or expense is incurred for which indemnification or reimbursement can be provided under this Agreement. The term "Proceeding" shall not include any criminal action or proceeding.

      (b) The term "Expenses" includes, without limitation thereto, expenses of investigations, judicial or administrative proceedings or appeals, amounts paid in settlement by or on behalf of Indemnitee, attorneys' fees and disbursements and any expenses of establishing a right to indemnification under Paragraph 7 of this Agreement, but shall not include the amount of judgments, fines or penalties actually levied against Indemnitee and shall not include any Expenses incurred in connection with any criminal Proceeding.

      (c) References to "other enterprise" shall include employee benefit plans; references to "fines" shall include an excise tax assessed with respect to any employee benefit plan; references to "serving at the request of the Company" shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; references to "employee benefit plans" shall include, and not be limited to, stock option plans, stock award plans, stock purchase plans, 401(k) plans, pension plans, health and welfare plans, and retirement plans; and a person who acts in good faith and in a manner he reasonably believes to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

      2. Agreement to Serve. Indemnitee agrees to serve or continue to serve as a director and/or officer of the Company at the will of the Company or under separate contract, as the case may be, for so long as he is duly elected or appointed or until such time as he tenders his resignation in writing.

      3. Indemnity in Third Party Proceedings. The Company shall indemnify Indemnitee in accordance with the provisions of this section if Indemnitee is a party to or threatened to be made a party to or otherwise involved in any Proceeding (other than a Proceeding by or in the name of the Company to procure a judgment in its favor), by reason of the fact that Indemnitee is or was a director and/or officer of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all Expenses, judgments, fines and penalties, actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such Proceeding, provided it is determined pursuant to Paragraph 7 of this Agreement or by the court before which such action was brought, that Indemnitee acted in good faith and in a manner which he reasonably believed to be in good faith and in a manner he believed to be in or not opposed to the best interests of the Company.

      4. Indemnity in Proceedings By or in the Name of the Company. The Company shall indemnify Indemnitee in accordance with the provisions of this section if Indemnitee is a party to or threatened to be made a party to or otherwise involved in any Proceeding by or in the name of the Company to procure a judgment in its favor by reason of the fact that Indemnitee was or is a director and/or officer of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against all Expenses actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such Proceeding, but only if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification for Expenses shall be made under this Paragraph 4 in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Company, unless and only to the extent that any court in which such Proceeding is brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper.

      5. Indemnification of Expenses of Successful Party. Notwithstanding any other provisions of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise, in defense of any Proceeding or in defense of any claim, issue or matter therein, including the dismissal of an action without prejudice, Indemnitee shall be indemnified against all Expenses incurred in connection therewith.

      6. Advances of Expenses. The Expenses incurred by Indemnitee pursuant to Paragraphs 3 and 4 in any Proceeding shall be paid by the Company in advance at the written request of Indemnitee, if Indemnitee shall undertake to repay such amount to the extent that it is ultimately determined that Indemnitee is not entitled to indemnification.

      7. Right of Indemnitee to Indemnification Upon Application; Procedure Upon Application. Any indemnification or advance under Paragraphs 3, 4, and/or 6 hereof shall be made no later than 45 days after receipt of the written request of Indemnitee, unless a determination is made within such 45 day period by (a) the Board of Directors of the Company by a majority vote of a quorum thereof consisting of directors who were not parties to such Proceedings, or (b) independent legal counsel in a written opinion (which counsel shall be appointed if such a quorum is not obtainable), that Indemnitee has not met the relevant standards for indemnification set forth in Paragraphs 3 and 4.

      The right to indemnification or advances as provided by this Agreement shall be enforceable by Indemnitee in any court of competent jurisdiction. The burden of proving that indemnification or advances are not appropriate shall be on the Company. Neither the failure of the Company (including its Board of Directors or independent legal counsel) to have made a determination prior to the commencement of such action that indemnification or advances are proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Company (including its Board of Directors or independent legal counsel) that Indemnitee has met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct. Indemnitee's Expenses incurred in connection with successfully establishing his right to indemnification or advances, in whole or in part, in any such Proceeding shall also be indemnified by the Company.

      8. Indemnification Hereunder Not Exclusive. The indemnification provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under the Company's Articles of Incorporation, Bylaws, or another capacity while holding such office. The indemnification under this Agreement shall continue as to Indemnitee even though he may have ceased to be a director and/or officer of the Company and shall inure to the benefit of the heirs and personal representatives of Indemnitee.

      9. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses, judgments, fines or penalties actually and reasonably incurred by him in the investigation, defense, appeal or settlement of any Proceeding but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses, judgments, fines or penalties to which Indemnitee is entitled.

      10. Presumption of Indemnification. For purposes of this Agreement, determination of any Proceeding, suit or proceeding by any means shall not create a presumption that Indemnitee did not meet any particular standard of conduct; act in the best interests of the Company; have any particular belief; or that a court has determined that indemnification is not permitted by applicable law.

      11. Liability Insurance. To the extent that Company maintains an insurance policy or policies providing directors' and officers' liability insurance, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any director and/or officer of the Company.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                    FPIC INSURANCE GROUP, INC.

                                    By__________________________________________
                                         William R. Russell, President and Chief
                                         Executive Officer

                                    INDEMNITEE:

                                    By__________________________________________
                                          Kurt J. Cetin

                          INDEMNIFICATION AGREEMENT

      This Indemnification Agreement (the "Agreement"), made as of November 6, 1999, by and between FPIC INSURANCE GROUP, INC., a Florida corporation (the "Company"), and KIM D. THORPE, a director and/or officer of the Company (the "Indemnitee").

                         W I T N E S S E T H T H A T:

      WHEREAS, the Company desires to retain and attract as directors and officers the most capable persons available; and

      WHEREAS, the Company and Indemnitee recognize that Indemnitee is unable to acquire adequate or reliable advance knowledge or guidance with respect to the legal risks and potential civil liabilities to which he may become personally exposed as a result of performing his duties in good faith for the Company; and

      WHEREAS, the Company and Indemnitee recognize that the cost of defending against such lawsuits, whether or not meritorious, is typically beyond the financial resources of most individuals; and

      WHEREAS, the Articles of Incorporation and Bylaws of the Company permit the Company to indemnify its officers and directors to the fullest extent permitted by law; and

      WHEREAS, Section 607.0850 of the Florida Statutes sets forth certain provisions relating to the indemnification of officers and directors of a Florida corporation by such corporation; and

      WHEREAS, the Company desires to have Indemnitee continue to serve as an officer and/or director of the Company free from any undue concern, from unpredictable, inappropriate or unreasonable civil risks and personal civil liabilities, by reason of acting in good faith in the performance of his duties to the Company and Indemnitee desires to continue to serve as an officer and/or director of the Company; provided, on the express condition, that he is furnished with the indemnity set forth herein;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements below and based on the premises set forth above, the Company and Indemnitee do hereby agree as follows:

      1.    Definitions.  As used in the Agreement:

      (a) The term "Proceeding" shall include any threatened, pending or completed action, suit or proceeding, whether brought in the name of the Company or otherwise and whether of civil, administrative or investigative nature, including, but not limited to, actions, suits, or proceedings brought under and/or predicated upon the Securities Act of 1933, as amended, and/or the Securities Exchange Act of 1934, as amended, and/or their respective state counterparts and/or any rule or regulation promulgated thereunder, in which Indemnitee may be or may have been involved as a party or otherwise, by reason of any action taken by him or any inaction on his part while acting as such director and/or officer or by reason of the fact that he is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, whether or not he is serving in such capacity at the time any liability or expense is incurred for which indemnification or reimbursement can be provided under this Agreement. The term "Proceeding" shall not include any criminal action or proceeding.

      (b) The term "Expenses" includes, without limitation thereto, expenses of investigations, judicial or administrative proceedings or appeals, amounts paid in settlement by or on behalf of Indemnitee, attorneys' fees and disbursements and any expenses of establishing a right to indemnification under Paragraph 7 of this Agreement, but shall not include the amount of judgments, fines or penalties actually levied against Indemnitee and shall not include any Expenses incurred in connection with any criminal Proceeding.

      (c) References to "other enterprise" shall include employee benefit plans; references to "fines" shall include an excise tax assessed with respect to any employee benefit plan; references to "serving at the request of the Company" shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; references to "employee benefit plans" shall include, and not be limited to, stock option plans, stock award plans, stock purchase plans, 401(k) plans, pension plans, health and welfare plans, and retirement plans; and a person who acts in good faith and in a manner he reasonably believes to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

      2. Agreement to Serve. Indemnitee agrees to serve or continue to serve as a director and/or officer of the Company at the will of the Company or under separate contract, as the case may be, for so long as he is duly elected or appointed or until such time as he tenders his resignation in writing.

      3. Indemnity in Third Party Proceedings. The Company shall indemnify Indemnitee in accordance with the provisions of this section if Indemnitee is a party to or threatened to be made a party to or otherwise involved in any Proceeding (other than a Proceeding by or in the name of the Company to procure a judgment in its favor), by reason of the fact that Indemnitee is or was a director and/or officer of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all Expenses, judgments, fines and penalties, actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such Proceeding, provided it is determined pursuant to Paragraph 7 of this Agreement or by the court before which such action was brought, that Indemnitee acted in good faith and in a manner which he reasonably believed to be in good faith and in a manner he believed to be in or not opposed to the best interests of the Company.

      4. Indemnity in Proceedings By or in the Name of the Company. The Company shall indemnify Indemnitee in accordance with the provisions of this section if Indemnitee is a party to or threatened to be made a party to or otherwise involved in any Proceeding by or in the name of the Company to procure a judgment in its favor by reason of the fact that Indemnitee was or is a director and/or officer of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against all Expenses actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such Proceeding, but only if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification for Expenses shall be made under this Paragraph 4 in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Company, unless and only to the extent that any court in which such Proceeding is brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper.

      5. Indemnification of Expenses of Successful Party. Notwithstanding any other provisions of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise, in defense of any Proceeding or in defense of any claim, issue or matter therein, including the dismissal of an action without prejudice, Indemnitee shall be indemnified against all Expenses incurred in connection therewith.

      6. Advances of Expenses. The Expenses incurred by Indemnitee pursuant to Paragraphs 3 and 4 in any Proceeding shall be paid by the Company in advance at the written request of Indemnitee, if Indemnitee shall undertake to repay such amount to the extent that it is ultimately determined that Indemnitee is not entitled to indemnification.

      7. Right of Indemnitee to Indemnification Upon Application; Procedure Upon Application. Any indemnification or advance under Paragraphs 3, 4, and/or 6 hereof shall be made no later than 45 days after receipt of the written request of Indemnitee, unless a determination is made within such 45 day period by (a) the Board of Directors of the Company by a majority vote of a quorum thereof consisting of directors who were not parties to such Proceedings, or (b) independent legal counsel in a written opinion (which counsel shall be appointed if such a quorum is not obtainable), that Indemnitee has not met the relevant standards for indemnification set forth in Paragraphs 3 and 4.

      The right to indemnification or advances as provided by this Agreement shall be enforceable by Indemnitee in any court of competent jurisdiction. The burden of proving that indemnification or advances are not appropriate shall be on the Company. Neither the failure of the Company (including its Board of Directors or independent legal counsel) to have made a determination prior to the commencement of such action that indemnification or advances are proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Company (including its Board of Directors or independent legal counsel) that Indemnitee has met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct. Indemnitee's Expenses incurred in connection with successfully establishing his right to indemnification or advances, in whole or in part, in any such Proceeding shall also be indemnified by the Company.

      8. Indemnification Hereunder Not Exclusive. The indemnification provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under the Company's Articles of Incorporation, Bylaws, or another capacity while holding such office. The indemnification under this Agreement shall continue as to Indemnitee even though he may have ceased to be a director and/or officer of the Company and shall inure to the benefit of the heirs and personal representatives of Indemnitee.

      9. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses, judgments, fines or penalties actually and reasonably incurred by him in the investigation, defense, appeal or settlement of any Proceeding but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses, judgments, fines or penalties to which Indemnitee is entitled.

      10. Presumption of Indemnification. For purposes of this Agreement, determination of any Proceeding, suit or proceeding by any means shall not create a presumption that Indemnitee did not meet any particular standard of conduct; act in the best interests of the Company; have any particular belief; or that a court has determined that indemnification is not permitted by applicable law.

      11. Liability Insurance. To the extent that Company maintains an insurance policy or policies providing directors' and officers' liability insurance, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any director and/or officer of the Company.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                    FPIC INSURANCE GROUP, INC.

                                    By__________________________________________
                                         William R. Russell, President and Chief
                                         Executive Officer

                                    INDEMNITEE:

                                    By__________________________________________
                                          Kim D. Thorpe